DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware International Small Cap Value Fund

Supplement to the Prospectus
dated March 30, 2005

(Class A/Class B/Class C/ Class R)

Changes to the Fund's Investment Strategy

On December 15, 2005, the Board of Trustees of Delaware Group Global & International Funds approved the following investment strategy changes with respect to Delaware International Small Cap Value Fund (the "Fund") that will become effective on March 30, 2006:

-The Fund's investment policies will be changed to allow the Fund to invest a significant portion of its assets in U.S. equity securities; and

-The Fund's investment policies will be changed to allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund's current focus on the securities of small capitalization issuers. Accordingly, the Fund will no longer invest at least 80% of its net assets in the securities of small capitalization issuers.

Upon implementation of these investment strategy changes, the Fund will be managed by portfolio management teams within Delaware Management Company.

New Fund Name

Effective on March 30, 2006, the name of the Fund will be changed to "Delaware Global Value Fund."

Reduction of Investment Advisory Fee

In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund will be reduced from 1.25% to 0.85% (expressed as a percentage of the Fund's average daily net assets) effective on March 30, 2006.

Waiver of Contingent Deferred Sales Charges

In connection with the investment strategy changes noted above, contingent deferred sales charges ("CDSCs") applicable to redemptions of the Fund's Class A, Class B and Class C Shares purchased prior to January 2, 2006 will be waived through the end of business on March 29, 2006. Class A, Class B and Class C Fund Shares purchased on or after January 2, 2006 will be subject to the CDSCs described in this Prospectus. In addition, all Class A, Class B and Class C Fund Shares (including those purchased prior to January 2, 2006) will be subject to the CDSCs described in this Prospectus beginning on March 30, 2006.

The date of this Supplement is December 15, 2005.

1    A purchase of Class A Shares of $1 million or more may be made at net asset value. However, if you purchase Class A Shares at net asset value through a financial advisor who is paid a commission, a CDSC will apply on redemptions made within two years of purchase.